Exhibit 99.1

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2012

1

PETRO RIVER OIL , LLC

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Petro River Oil, LLC and Subsidiary:

We have audited the accompanying consolidated balance sheet of Petro River Oil, LLC and Subsidiary (the “Company”), as of December 31, 2012, and the related consolidated statements of operations, changes in members’ deficit, and cash flows for the period from February 2, 2012 (commencement of operations) through December 31, 2012. These consolidated financial statements are the responsibility of Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining , on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Petro River Oil, LLC and Subsidiary as of December 31, 2012, and the results of its operations and its cash flows for the period from February 2, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

New York, New York

April 9, 2013

F-1

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2012

Assets

Current Assets
Cash and cash equivalents	$6,472,094
Interest receivable	34,658
Prepaid insurance and other current assets	22,112

Total Current Assets		$6,528,864

Oil and Gas Assets
Real estate held for development	1,194,828
Lease and well equipment	433,330
Leasehold costs - undeveloped	9,365,336
Leasehold costs - developed	4,131
Seismic costs	535,083
Intangible drilling costs	659,257
Accumulated depreciation, depletion and amortization	(80,481)

Total Property, Plant and Equipment		12,111,484

Other Assets
Notes receivable	825,000

Total Non-Current Assets		825,000

Total Assets		$19,465,348

Liabilities and Members’ Deficit

Current Liabilities
Accrued interest payable	$1,277,572
Accounts payable	102,410

Total Current Liabilities		$1,379,982

Non-Current Liabilities
Notes payable		19,999,983

Total Liabilities		21,379,965

Members’ Deficit		(1,914,617)

Total Liabilities and Members’ Deficit		$19,465,348

The accompanying notes are an integral part of these consolidated financial statements.

F-2

PETRO RIVER OIL LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM FEBRUARY 2, 2012

(COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2012

Revenue
Oil and gas sales		$16,901

Operating Expenses
Operating expenses	$82,663
General and administrative	526,460
Depreciation, depletion and amortization	80,481

Total Expenses		689,604

Operating Loss		(672,703)

Other Income and (Expenses)
Interest income	34,658
Interest expense	(1,277,572)

Total Other (Income) Expenses		(1,242,914)

Net Loss		$(1,915,617)

The accompanying notes are an integral part of these consolidated financial statements.

F-3

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ DEFICIENCY

FOR THE PERIOD FROM FEBRUARY 2, 2012

(COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2012

Total
Members’
Deficit

Members’ Capital - February 2, 2012
(Commencement of Operations)	$—

Capital contributions	1,000

Net loss	(1,915,617)

Members’ Deficiency - December 31, 2012	$(1,914,617)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM FEBRUARY 2, 2012

(COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2012

Cash Flows from Operating Activities
Net loss		$(1,915,617)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, depletion and amortization	80,481
Prepaid insurance and other current assets	(22,112)
Interest receivable	(34,658)
Accrued interest payable	1,277,572
Accounts payable	102,410

Total Adjustments		1,403,693

Net Cash Used in Operating Activities		(511,924)

Cash Flows from Investing Activities
Real estate held for development	(1,194,828)
Leasehold costs - undeveloped	(9,365,336)
Leasehold costs - developed	(4,131)
Intangible drilling costs	(659,257)
Seismic costs	(535,083)
Lease and well equipment	(433,330)

Net Cash Used in Investing Activities		(12,191,965)

Cash Flows from Financing Activities
Proceeds from the issuance of notes	19,999,983
Disbursements from the issuance of notes	(825,000)
Capital contributions	1,000

Net Cash Provided by Financing Activities		19,175,983

Net Increase in Cash and Cash Equivalents		6,472,094

Cash and Cash Equivalents - January 1, 2012		—

Cash and Cash Equivalents - December 31, 2012		$6,472,094

The accompanying notes are an integral part of these consolidated financial statements.

F-5

PETRO RIVER OIL, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1 - Organization

On February 1, 2012 Petro River Oil, LLC (the “Company”) purchased various interests in oil and gas leases, wells, records, data and related personal property located along the Mississippi Lime play in the state of Kansas from Metro Energy Group Inc. (“Metro”), a Louisiana corporation and other interrelated entities, entities of which were in financial distress. These assets were purchased by the Company from Metro through a court approved order for which Metro was undergoing Chapter 11 Bankruptcy proceedings as a Debtor-In-Possession of these various oil and gas assets. Through proceeds received from the issuance of various promissory notes, the Company purchased these assets for cash consideration of $2,000,000 as well as a 25% non-managing membership interest in the Company.

The Company is a Delaware Limited Liability Company formed on March 3, 2011 and commenced operations on February 2, 2012 upon completion of the aforementioned acquisition. The Company’s members are Iroquois Capital Opportunity Fund LP (“Iroquois”) and Metro.

Scot Cohen, the General Partner of Iroquois has been designated as the manager of the Company and is responsible for the management and operation of the Company.

Proposed Merger With Petro River Oil Corp

On June 27, 2012, the Company entered into a non-binding letter of intent with Petro River Oil Corp. (“Petro”) (Formerly known as Gravis Oil Corp.), a Delaware publicly traded corporation, that would result in Petro acquiring the Company for common stock. As a result of this acquisition the name of the Company would be changed to Petro River Oil Corp. (“Petro River Oil Corp.”) and the Company will be domesticated to Delaware. It is intended that, post-merger transaction, the current common shareholders of Petro will own approximately 1.91% of the issued and outstanding shares of Petro River Oil Corp. Holders of the working interest in Petro will own 2.23% while holders of the preferred shares and notes of Petro will own approximately 2.37% and 13.31% of the issued and outstanding shares respectively. The holders of the promissory notes of the Company will own approximately 80.18% of the issued and outstanding shares of Petro River Oil Corp. and our current members will own limited equity, except through Iroquois in direct ownership through its promissory notes of which Metro does not own.

F-6

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements and accompanying footnotes are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of the Company and its wholly-owned subsidiary, Petro River Operating, LLC which was formed on March 13, 2012 as a Kansas limited liability company. All material intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could materially differ from those estimates. The Company’s significant estimates used in the preparation of these financial statements include estimates of oil and gas reserves and the estimated value of unproved properties.

Cash

The Company maintains cash accounts at various financial institutions. At various times during the year, balances may exceed the coverage limits of the Federal Deposit Insurance Company. The Company does not believe that it is exposed to any significant credit risk on its cash. The Company’s cash balances are maintained in United States banks.

Oil and Gas Operations

The Company follows the full cost method of accounting for oil and gas operations whereby costs related to exploration and development of oil and gas reserves are capitalized. Under this method, the Company capitalizes all acquisition, exploration and development costs incurred for the purpose of finding oil and natural gas reserves, including salaries, benefits and other internal costs directly attributable to these activities. Costs associated with production and general corporate activities, however, are expensed in the period incurred.

Capitalized costs of oil and natural gas properties may not exceed an amount equal to the present value, discounted at 10%, of estimated future net revenues from proved reserves plus the cost of unproven properties. Should capitalized costs exceed this ceiling, impairment is recognized.

F-7

Note 2 - Summary of Significant Accounting Policies (continued)

Real Estate Held for Development

The Company’s real estate held for development was recorded at its acquisition cost which is estimated to approximate fair market value at the time the Company completed its purchase of the assets in February of 2012 and relates to approximately 85,000 acres of land in the Mississippi Lime play in Kansas.

Revenue Recognition and Gas Balancing

The Company utilizes the sales method of accounting for oil, natural gas and natural gas liquids revenues whereby revenues, net of royalties, are recognized as the production is sold to purchasers and collectability is assured. The amount of gas sold may differ from the amount to which the Company is entitled based on its revenue interests in the properties.

The Company has elected the entitlements method to account for gas production imbalances. Gas imbalances occur when the Company sells more or less than its entitled ownership percentage of total gas production. Any amount received in excess of its share is treated as a liability. If the Company receives less than our entitled share the under production is recorded as a receivable. The Company did not have any significant gas imbalance positions at December 31, 2012.

Depletion, Depreciation and Amortization

Depletion, depreciation and amortization is provided using the unit-of–production method based upon estimates of provided oil and gas reserves, with oil and gas production being converted to a common unit of measure based upon their relative energy content. Investments in unproved properties and major developments are not amortized until proved reserves associated with the projects can be determined or unit impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is deducted from the capitalized costs to be amortized. Once the assessment of unproved properties is complete, and when major development projects are evaluated, the costs previously excluded from amortization are transferred to the full-cost pool and amortization begins. The amortizable base includes estimated future development costs and where significant dismantlement, restoration and abandonment costs, net of estimated salvage value.

F-8

Note 2 - Summary of Significant Accounting Policies (continued)

Depletion, Depreciation and amortization (continued)

Arriving at rates under the unit of production method, the quantities of recoverable oil and natural gas reserves are established based on estimates made by the Company’s geologists and engineers, which require significant judgment, as does the projection of future production volumes and levels of future costs, including future development costs. In addition, considerable judgment is necessary in determining when unproven properties have become impaired and in determining the existence of proved reserves once a well has been drilled. All of these judgments may have significant impact on the calculation of depletion expense.

Leasehold Costs

A leasehold cost refers to the amount of money that is paid by a company or individual to a landowner when the company believes that it can drill for and find enough oil to exploit the land’s resources. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred leasehold costs on developed properties of $4,131. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred leasehold costs on undeveloped properties of $9,365,336.

Seismic Costs

A seismic cost refers to the amount of money that is paid by a company or individual to acquire or shoot a seismic survey. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred seismic costs of $535,083.

Intangible Drilling Costs

Intangible drilling costs are costs incurred with completing a well that do not have salvage value, if the well is dry or not, including labor, materials, rig time, installation and other similar costs. Intangible completion costs are also generally deductible in the year they occur. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred intangible drilling costs of $659,257.

F-9

Note 2 - Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

In July 2012, the FASB issued the Accounting Standards Update, or ASU, 2012-02, Intangibles-Goodwill and Other: Testing Indefinite-Lived Intangible Assets for Impairment, that allows entities to have the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with ASC 350-30. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The Company does not expect the adoption of these provisions to have a significant effect on its consolidated financial statements.

In December 2011, the FASB issued the ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, that deferred the effective date for amendments to the presentation of reclassifications of items out of other comprehensive income. ASU 2011-12 was issued to allow the FASB time to re-deliberate the presentation requirements for reclassifications out of accumulated other comprehensive income for annual and interim financial statements for public, private, and non-profit entities. During the re-deliberation period, entities will continue to report reclassifications out of accumulated other comprehensive income using guidance in effect before ASU 2011-05 was issued. ASU 2011-05 is to be applied retrospectively and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company does not expect the adoption of these provisions to have a material effect on its consolidated financial statements.

F-10

Note 2 - Summary of Significant Accounting Policies (continued)

Interest and Accretion Expense

Interest and accretion expense is related to the interest and accretion on the promissory notes issued during fiscal year ended December 31, 2012. Interest on those notes issued as of December 31, 2012 was $1,277,572.

Trend Information

We are an exploration stage company engaged principally in the acquisition, exploration and development of oil and gas properties in the United States. As a result, our business is dependent on the worldwide prices of oil and gas. In the past, oil and gas prices have been volatile. Prices are subject to wide fluctuations in response to changes in supply of, and demand for, oil and gas, market uncertainty, and a variety of additional factors that are beyond our control.

Income Taxes

The Company is not subject to income taxes in any jurisdiction. The Company’s members are responsible for the tax liability, if any, related to the Company’s taxable income. Accordingly, no provision for income taxes is reflected in the accompanying financial statements. The Company’s members have concluded that the Company is a pass-through entity and there are no uncertain tax positions that would require recognition in the financial statements. If the Company were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. The Company’s members’ conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based upon ongoing analyses of tax laws, regulations and interpretations thereof as well as other factors.

Fair Value of Financial Instruments

 Fair value of a financial instrument is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in a current transaction between willing parties.

The Company’s methodologies for measuring its assets and liabilities is based on establishing a fair value hierarchy, giving the highest priority to quoted prices in active markets and the lower priority to unobservable data.

F-11

Note 2 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The Company’s management has made the following estimates of fair value at December 31, 2012:

Cash and cash equivalents, notes receivable, prepaid expenses and other assets and accounts payable are carried at amounts, which reasonably approximate their fair values due to the short-term nature of these financial instruments.

Note 3 - Notes Receivable

On July 16, 2012, the Company entered into a $250,000 Demand Promissory Note (the “$250,000 Note”) with Petro. The $250,000 Note bears interest at 8% per annum and is due two business days after receipt of demand for payment. In an event of default, the $250,000 Note bears a default rate of 15% per annum. The $250,000 Note is unsecured.

On September 6, 2012, the Company entered into a $125,000 Demand Promissory Note (“$125,000 Note”) with Petro. The $125,000 Note bears interest at 8% per annum and is due two business days after receipt of demand for payment. In an event of default, the $125,000 Note bears a default rate of 15% per annum. The $125,000 Note is unsecured.

On October 3, 2012, the Company entered into a $100,000 Demand Promissory Note with (“$100,000 Note”) Petro. The $100,000 Note bears interest at 8% per annum and is due two business days after receipt of demand for payment. In an event of default, the $100,000 Note bears a default rate of 15% per annum. The $100,000 Note is unsecured.

On November 8, 2012, the Company entered into a $350,000 Demand Promissory Note (the “$350,000 Note” and together with the $250,000 Note, the $125,000 Note and the $100,000 Note, the “Demand Loans”) with Petro. The $350,000 Note bears interest at 8% per annum and is due two business days after receipt of demand for payment. In an event of default, the $350,000 Note bears a default rate of 15% per annum. The $350,000 Note is unsecured.

As of December 31, 2012, the Company has accrued interest of approximately $39,371 on all of the Demand Loans outstanding.

F-12

Note 4 - Notes Payable

For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company received proceeds from the issuance of promissory notes of $19,999,983. Advances under each bear interest, accruing with respect to each advance from the date of such advance, at the rate of 10% per annum, compounding annually, with a maturity of February 10, 2015.

Note 5 - Oil and Gas Assets

The following table summarizes the oil and gas assets acquired by the Company:

Cost Balance
Balance - February 2, 2012	$—

Additions	12,191,965
Disposals	—
Depreciation, depletion and amortization	(80,481)
Impairment	—

Balance - December 31, 2012	$12,111,484

The acquisition of the Mississippi Lime play oil and gas assets consists of a 100% interest in 120 oil and gas leases which cover approximately 85,000 gross mineral acres located in various counties in the state of Kansas. These oil and gas assets comprise of $1,194,828 of Real Estate held for development and $433,330 of lease and well equipment.

Note 6 - Capital Activity

Membership

Iroquois made an initial capital contribution of $1,000 for a 100% interest in the Company. On February 1, 2012, Metro sold its interest in various oil and gas leases, wells, records, data and related personal property located along the Mississippi Lime play in the State of Kansas to the Company through the bankruptcy proceedings. The assets were purchased by the Company for cash considerations of $2,000,000 and 25% of Iroquois’ interest in the Company. This in effect has made Iroquois a 75% member and Metro a 25% member in the company. There was no other consideration paid or given by Metro for its interest in the Company.

F-13

Capital Contributions

Members do not have the right to withdraw any part of their initial capital contribution or their capital balance or to receive any distribution from the Company. The Company has no obligation to return to any member or withdrawn member any part of the member’s capital contribution to the Company so long as the Company continues to exist. The Company shall continue in perpetuity or until the Company is dissolved and terminated as provided in the Company’s operating agreement.

Distributions

The Company may periodically distribute to the members (including the manager with respect to any membership interest it has in the Company if any), all net cash flow from operations, disposition proceeds, breakup fees or other fees earned by the Company, dividend or coupon income, return of principal and other cash available for distribution, net of working capital requirements, in proportion to their percentage interest.

Allocation of Net Profits

The Company will allocate net profits or losses in proportion to their percentage interests as provided for in the operating agreement. No member shall be allocated net losses in excess of the positive balance in its capital account; however in the event net losses exceed Company capital, allocations shall be made among the members who bear such losses as provided in the Treasury Regulations.

Note 7 - Off Balance Sheet and Other Risks

Liquidity Risk

Liquidity risk is the risk that the Company will encounter difficulty in paying obligations as they come due. The Company’s financial liabilities consist of accounts payable and accrued liabilities. Accounts payable consists of invoices payable to trade suppliers for capital expenditures, field operating activities, and general purpose expenses. The Company processes invoices within a normal payment period.

The Company prepares operations and capital expenditures budgets which are regularly monitored and updated. As well, the Company utilizes authorizations for expenditures on projects to manage capital expenditures. As discussed, the Company will have to attract additional financing to be able to meet its obligations.

F-14

Note 7 - Off Balance Sheet and Other Risks (continued)

Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. Interest earned on cash equivalents is at nominal rates and, therefore, the Company does not consider interest rate risk to be significant. As of December 31, 2012, the Company has Demand Loans outstanding that bear fixed rates of interest and, accordingly, interest rate risk on these liabilities is not considered to be significant.

F-15

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

AS OF MARCH 31, 2013 AND DECEMBER 31, 2012 (AUDITED),

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND

FOR THE PERIOD FROM FEBRUARY 2, 2012 (COMMENCEMENT OF

OPERATIONS) THROUGH MARCH 31, 2012

F-16

PETRO RIVER OIL, LLC AND SUBSIDIARY

F-17

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2013	December 31, 2012
	(unaudited)	(audited)
Assets

Current Assets
Cash and cash equivalents	$5,945,338	$6,472,094
Accounts receivable, net	65,291	-
Interest receivable	37,670	34,658
Prepaid insurance and other current assets	12,972	22,112

Total Current Assets	6,061,271	6,528,864

Oil and Gas Assets
Real estate held for development	1,194,828	1,194,828
Lease and well equipment	436,450	433,330
Leasehold costs - undeveloped	9,365,336	9,365,336
Leasehold costs - developed	4,131	4,131
Seismic costs	535,083	535,083
Intangible drilling costs	673,700	659,257
Accumulated depreciation, depletion and amortization	(100,601)	(80,481)

Total Property, Plant and Equipment	12,108,927	12,111,484

Other Assets
Notes receivable	1,111,030	825,000

Total Non-Current Assets	1,111,030	825,000

Total Assets	$19,281,228	$19,465,348

Liabilities and Members’ Deficit

Current Liabilities
Accrued interest payable	$1,770,723	$1,277,572
Accounts payable	70,220	102,410
Other current liabilities	15,941	-

Total Current Liabilities	1,856,884	1,379,982

Non-Current Liabilities
Notes payable	19,999,983	19,999,983

Total Liabilities	21,856,867	21,379,965
Commitment and Contingencies
Members’ Deficit	(2,575,639)	(1,914,617)

Total Liabilities and Members’ Deficit	$19,281,228	$19,465,348

The accompanying notes are an integral part of these consolidated financial statements.

F-18

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended	For the Period from (Date of inception) to
	March 31, 2013	March 31, 2012
	(unaudited)	(unaudited)

Revenue
Oil and gas sales	$152,430	$-

Operating Expenses
Operating expenses	119,365	-
General and administrative	183,828	22,405
Depreciation, depletion and amortization	20,120	-

Total Expenses	323,313	22,405

Operating Loss	(170,883)	(22,405)

Other Income and (Expenses)
Interest income	3,012	-
Interest expense	(493,151)	(37,260)

Total Other (Income) Expenses	(490,139)	(37,260)

Net Loss	$(661,022)	$(59,665)

The accompanying notes are an integral part of these consolidated financial statements.

F-19

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ DEFICIENCY

Total
Members’
Deficit
Members’ Capital - February 2, 2012
(Commencement of Operations)	$--

Capital contributions	1,000

Net loss	(1,915,617)

Members’ Deficiency - December 31, 2012	$(1,914,617)

Net loss	(661,022)

Members’ Deficiency - March 31, 2013	$(2,575,639)

The accompanying notes are an integral part of these consolidated financial statements.

F-20

PETRO RIVER OIL, LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	For the Three Months Ended	For the Period from (Date of inception) to
	March 31, 2013	March 31, 2012

Cash Flows from Operating Activities
Net loss	$(661,022)	$(59,665)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, depletion and amortization	20,120	-
Accounts receivable	(65,291)	(5,000)
Interest receivable	(3,012)	(1,775)
Prepaid insurance and other current assets	9,140	-
Accrued interest payable	493,151	37,260
Accounts payable	(32,190)	6,775
Other current liabilities	15,941	-

Net Cash Used in Operating Activities	(223,163)	(22,405)

Cash Flows from Investing Activities
Acquisition of lease and well equipment	(3,120)	(2,000,000)
Intangible drilling costs	(14,443)	-
Notes receivable	(286,030)	-

Net Cash Used in Investing Activities	(303,593)	(2,000,000)

Cash Flows from Financing Activities
Proceeds from the issuance of notes	-	4,000,000
Capital contributions	-	1,000

Net Cash Provided by Financing Activities	-	4,001,000

Net Increase (Decrease) in Cash and Cash Equivalents	(526,756)	1,978,595

Cash and Cash Equivalents - Begin of Period	6,472,094	-

Cash and Cash Equivalents - End of Period	$5,945,338	$1,978,595
Cash paid for taxes	$--	$--
Cash paid for interest	$--	$--

The accompanying notes are an integral part of these consolidated financial statements.

F-21

petro river oil, llc and subsidiary

Notes to unaudited condensed consolidated financial statements

Note 1 – Organization AND CONSOLIDATION

On February 1, 2012 Petro River Oil, LLC and its subsidiary (the “Company”) purchased various interests in oil and gas leases, wells, records, data and related personal property located along the Mississippi Lime play in the state of Kansas from Metro Energy Group, Inc. (“Metro”), a Louisiana corporation and other interrelated entities, entities of which were in financial distress. These assets were purchased by the Company from Metro through a court approved order for which Metro was undergoing Chapter 11 Bankruptcy proceedings as a Debtor-In-Possession of these various oil and gas assets. Through proceeds received from the issuance of various promissory notes, the Company purchased these assets for cash consideration of $2,000,000 as well as a 25% non-managing membership interest in the Company.

The Company is a Delaware limited liability company formed on March 3, 2011 and commenced operations on February 2, 2012 upon completion of the aforementioned acquisition. The Company’s members are Iroquois Capital Opportunity Fund LP (“Iroquois”) and Metro.

The condensed consolidated financial statements include the Company’s wholly-owned subsidiary, Petro River Operating, LLC which was formed on March 13, 2012 as a Kansas limited liability company.

Scot Cohen, the General Partner of Iroquois has been designated as the manager of the Company and is responsible for the management and operation of the Company.

Proposed Merger With Petro River Oil Corp

On June 27, 2012, the Company entered into a non-binding letter of intent with Petro River Oil Corp. (“Petro”) (formerly known as Gravis Oil Corp.), a Delaware publicly traded corporation, that would result in Petro acquiring the Company for common stock. As a result of this acquisition the name of the Company would be changed to Petro River Oil Corp. (“Petro River Oil Corp.”) and the Company will be domesticated to Delaware. It is intended that, post-merger transaction, the current common shareholders of Petro will own approximately 1.91% of the issued and outstanding shares of Petro River Oil Corp. Holders of the working interest in Petro will own 2.23% while holders of the preferred shares and notes of Petro will own approximately 2.37% and 13.31% of the issued and outstanding shares respectively. The holders of the promissory notes of the Company will own approximately 80.18% of the issued and outstanding shares of Petro River Oil Corp and our current members will own limited equity, except through Iroquois in direct ownership through its promissory notes of which Metro does not own.

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Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The condensed consolidated financial statements and accompanying footnotes are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of the Company and its wholly-owned subsidiary. All material intercompany balances and transactions have been eliminated in consolidation.

The unaudited financial information furnished herein reflects all adjustments, consisting solely of normal recurring items, which in the opinion of management are necessary to fairly state the consolidated financial position the Company and the consolidated results of its operations for the periods presented. This report should be read in conjunction with the Company’s audited consolidated financial statements and notes. The Company assumes that the users of the interim financial information herein have read or have access to the audited financial statements for the preceding fiscal year and that the adequacy of additional disclosure needed for a fair presentation may be determined in that context. Accordingly, footnote disclosure, which would substantially duplicate the disclosure contained in the Company’s audited consolidated financial statements for the period ended December 31, 2012 has been omitted. The results of operations for the interim periods presented are not necessarily indicative of results for the entire year ending March 31, 2013.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could materially differ from those estimates. The Company’s significant estimates used in the preparation of these financial statements include estimates of oil and gas reserves and the estimated value of unproved properties.

Oil and Gas Operations

The Company follows the full cost method of accounting for oil and gas operations whereby costs related to exploration and development of oil and gas reserves are capitalized. Under this method, the Company capitalizes all acquisition, exploration and development costs incurred for the purpose of finding oil and natural gas reserves, including salaries, benefits and other internal costs directly attributable to these activities. Cost associated with production and general corporate activities, however, are expensed in the period incurred.

Capitalized costs of oil and natural gas properties may not exceed an amount equal to the present value, discounted at 10%, of estimates future net revenues from proved reserves plus the cost of unproven properties. Should capitalized costs exceed this ceiling, impairment is recognized.

Revenue Recognition and Gas Balancing

The Company utilizes the sales method of accounting for oil, natural gas and natural gas liquids revenues whereby revenues, net of royalties, are recognized as the production is sold to purchasers and collectability is assured. The amount of gas sold may differ from the amount to which the Company is entitled based on its revenue interests in the properties.

The Company has elected the entitlements method to account for gas production imbalances. Gas imbalances occur when we sell more or less than our entitled ownership percentage of total gas production. Any amount received in excess of the Company’s share is treated as a liability. If the Company receives less than our entitled share the underproduction is recorded as a receivable. The Company did not have any significant gas imbalance positions at March 31, 2013 and December 31, 2012.

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Depletion, Depreciation and Amortization

Depletion, depreciation and amortization is provided using the unit-of–production method based upon estimates of provided oil and gas reserves, with oil and gas production being converted to a common unit of measure based upon their relative energy content. Investments in unproved properties and major developments are not amortized until proved reserves associated with the projects can be determined or unit impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is deducted from the capitalized costs to be amortized. Once the assessment of unproved properties is complete, and when major development projects are evaluated, the costs previously excluded from amortization are transferred to the full-cost pool and amortization begins. The amortizable base includes estimated future development costs and where significant dismantlement, restoration and abandonment costs, net of estimated salvage value.

Arriving at rates under the unit of production method, the quantities of recoverable oil and natural gas reserves are established based on estimates made by the Company’s geologists and engineers, which require significant judgment, as does the projection of future production volumes and levels of future costs, including future development costs. In addition, considerable judgment is necessary in determining when unproven properties have become impaired and in determining the existence of proved reserves once a well has been drilled. All of these judgments may have significant impact on the calculation of depletion expense.

Leasehold Costs

A leasehold cost refers to the amount of money that is paid by a company or individual to a landowner when the company believes that it can drill for and find enough oil to exploit the land’s resources. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred leasehold costs on developed properties of $4,131. For the three month period ended March 31, 2013, the Company incurred leasehold costs on developed properties of $0. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred leasehold costs on undeveloped properties of $9,365,336. For the three month period ended March 31, 2013, the Company incurred leasehold costs on undeveloped properties of $0.

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Note 2 - Summary of Significant Accounting Policies (continued)

Seismic Costs

A seismic cost refers to the amount of money that is paid by a company or individual to acquire or shoot a seismic survey. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred seismic costs of $535,083. For the three month period ended March 31, 2013, the Company incurred seismic costs of $0.

Intangible Drilling Costs

Intangible drilling costs are costs incurred with completing a well that do not have salvage value, if the well is dry or not, including labor, materials, rig time, installation and other similar costs. Intangible completion costs are also generally deductible in the year they occur. For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company incurred intangible drilling costs of $659,257. For the three month period ended March 31, 2013, the Company incurred intangible drilling costs of $14,443.

Recent Accounting Pronouncements

Recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), and the SEC did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

Fair Value of Financial Instruments

Fair value of a financial instrument is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in a current transaction between willing parties.

The Company’s methodologies for measuring its assets and liabilities is based on establishing a fair value hierarchy, giving the highest priority to quoted prices in active markets and the lower priority to unobservable data.

The Company’s management has made the following estimates of fair value at March 31, 2013 and December 31, 2012:

Cash and cash equivalents, notes receivable, prepaid expenses and other assets and accounts payable are carried at amounts, which reasonably approximate their fair values due to the short-term nature of these financial instruments.

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Note 3 - Notes Receivable

During the period February 2, 2012 through December 31, 2012, the Company entered into various Demand Promissory Notes (the “Demand Loans”) with Petro totaling $825,000. The Demand Loans bears interest at 8% per annum and are due two business days after receipt of demand for payment. In an event of default, the Demand Loans bear a default rate of 15% per annum. The Demand Loans are unsecured.

During the three months ended March 31, 2013, the Company entered into additional Demand Promissory Notes (the “Additional Demand Loans”) with Petro River totaling $286,030. The Additional Demand Loans bear interest at 8% per annum and are due two business days after receipt of demand for payment. In an event of default, the Additional Demand Loans bear a default rate of 15% per annum. The Additional Demand Loans are unsecured.

As of March 31, 2013 and December 31, 2012, the Company has accrued interest of approximately $37,670 and $34,658 on all of the Demand Loans and Additional Demand Loans outstanding.

Note 4 - Notes Payable

For the period from February 2, 2012 (commencement of operations) through December 31, 2012, the Company received proceeds from the issuance of promissory notes of $19,999,983. Advances under each bear interest, accruing with respect to each advance from the date of such advance, at the rate of 10% per annum, compounding annually, with a maturity of February 10, 2015. The notes were entered into contemporaneously with and were secured by that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated of even date herewith (for up to an aggregate principal amount of up to $20,000,000.

The Company recorded interest expense of $493,151 and $37,260 for the three months ended March 31, 2013 and for the period February 2, 2012 (commencement of operations) through March 31, 2012, respectively. As of March 31, 2013 and December 31, 2012, the Company had accrued interest payable of $1,770,723 and $1,277,572, respectively.

Note 5 - Oil and Gas Assets

The following table summarizes the oil and gas assets acquired by the Company:

	Cost Balance as of
	March 31, 2013	December 31, 2012
Balance – Beginning of period	$12,111,484	$--

Additions	17,563	12,191,965
Disposals	--	--
Depreciation, depletion and amortization	(20,120)	(80,481)
Impairment	--	--

Balance - End of period	$12,108,927	$12,111,484

The acquisition of the Mississippi Lime play oil and gas assets consists of a 100% interest in 120 oil and gas leases which cover approximately 100,000 gross mineral acres located in various counties in the state of Kansas. These oil and gas assets are comprised of $1,194,828 of Real Estate held for development and $436,450 of lease and well equipment.

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NOTE 6 – SUBSEQUENT EVENTS

The Share Exchange Transaction

On April 23, 2013, Petro River Oil Corp. executed and consummated a securities purchase agreement by and among Petro River Oil Corp., Petro River Oil, LLC, the holders of outstanding secured promissory notes of Petro River Oil , LLC (the “Notes”), the members (the “Petro Members”) of Petro River Oil, LLC holding membership interests in Petro River Oil, LLC (the “Membership Interests”), and Mega Partners 1 LLC (“Mega Partners” and together with the Petro River Oil, LLC Noteholders and the Petro River Oil, LLC Members, the “Investors”), the holders of working interests (the “Working Interests” and together with the Notes and the Membership Interests, the “Acquired Securities”) sold by Petro River Oil Corp. (the “Securities Purchase Agreement” and the transaction, the “Share Exchange”).

In the Share Exchange, the Investors exchanged their Acquired Securities for 591,021,011 newly issued shares of common stock of Petro River Oil Corp. (“Common Stock”). As a result, upon completion of the Share Exchange, Petro River Oil, LLC became the Petro River Oil Corp’s wholly-owned subsidiary.

As a result of the Share Exchange, Petro River Oil Corp. acquired 100% of the member units of Petro River Oil, LLC and consequently, control of the business and operations of Petro River Oil, LLC. The transaction will be accounted for as a reverse acquisition. Petro River Oil, LLC is deemed the accounting acquirer while Petro River Oil Corp. will remain the legal acquirer.

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